CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Brendan J. McGill, Senior Vice President and Chief Financial Officer of Harleysville Savings Financial Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Annual report on Form 10-K of the Company for the fiscal year ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      By:      /s/ Brendan J. McGill
                                               ---------------------------------
                                               Brendan J. McGill
                                               Senior Vice President and
                                               Chief Financial Officer

Date:    December 18, 2002